UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 13, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

             Delaware                                      59-2663954
   ----------------------------------   ---------     --------------------------
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                        Identification No.)


         2200 Old Germantown Road, Delray Beach, Florida        33445

         (Address of principal executive offices)             (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Copies of slides presented at investors and analysts meeting sponsored by Merrill Lynch and Company on March 13, 2002 by Office Depot's Chairman and CEO, Bruce Nelson.


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ITEM 9.  REGULATION FD DISCLOSURE

On March 13, 2002, Office Depot Inc.'s Chairman and Chief Executive Officer, Bruce Nelson, is meeting with investors and securities analysts at a securities conference sponsored by Merrill Lynch & Company. The conference is being Webcast by Merrill Lynch & Company and will be accessible from the Office Depot Website, www.officedepot.com under "Company Information" and "Investor Relations" at 8:45 a.m. on March 13. Mr. Nelson's presentation also will be available on the Office Depot Website, under "Company Information" and "Investor Relations" for a period of fourteen (14) days from the date of the conference. Attached to this Form 8-K as Exhibit 99.1 are copies of presentation slides being provided to attendees at the meeting. This filing is provided as a matter of information only.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   OFFICE DEPOT, INC.

     Date:  March 13, 2002                         By: /S/ DAVID C. FANNIN


                                                   David C. Fannin
                                                   Executive Vice President and
                                                   General Counsel